UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 16, 2005



                            MARMION INDUSTRIES CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

                 06-1588136                               000-31507
           (Commission File Number)            (IRS Employer Identification No.)

      9103 EMMOTT ROAD, BUILDING 6, SUITE A                77040
                 HOUSTON TEXAS                           (Zip Code)
        (principal executive offices)

                                 (713) 466-6585
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Effective July 16, 2005, Marmion Industries Corp. (the "Registrant") dismissed its independent auditor, Lopez, Blevins, Bork & Associates LLP ("Lopez, Blevins").

     The report of Lopez, Blevins on the Registrant's consolidated financial statements as of and for the year ended December 31, 2004 did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. However, the report did contain a modification paragraph that raised substantial doubt about the Registrant's ability to continue as a going concern.

     The decision to change accountants was approved by the Registrant's Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through July 16, 2005 there were no disagreements between the Registrant and Lopez, Blevins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Lopez, Blevins, would have caused Lopez, Blevins to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

     Regulation S-K Item 304(a)(1)(v) is not applicable to this Report.

     On July 16, 2005, the Registrant engaged Sherb & Co., LLP (Sherb) as the Registrant's independent accountant to report on the Registrant's balance sheet as of December 31, 2005, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Sherb was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Sherb, neither the Registrant nor anyone on the Registrant's behalf consulted with Sherb regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event," as those terms are defined in Regulation S-K, Items 304(a)(1)(iv) and 304(a)(1)(v).

     The Registrant provided the former accountant with a copy of the Current Report before its filing with the Commission. The Registrant requested the former accountant to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in that Report and, if not, stating the respects in which they do not agree. The Registrant has filed the former auditor's letter as an exhibit to this Current Report.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith:

   EXHIBIT NO.     IDENTIFICATION OF EXHIBIT
   -----------     -------------------------

          16.1 Letter from Lopez, Blevins, Bork & Associates LLP regarding the disclosures made in this Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Marmion Industries Corp.
Date: August 1, 2005.


                                               By /s/ Wilbert H. Marmion
                                                 -------------------------------
                                                 Wilbert H. Marmion, President


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